FIRST AMENDMENT dated as of
                                March 4, 1999 (this 'Amendment'), among
                                R.H. DONNELLEY INC., a Delaware corporation (the 'Borrower'), R.H. DONNELLEY CORPORATION, a Delaware corporation ('Holdings'), the financial institutions party to the Credit Agreement referred to below (the 'Lenders') and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (the 'Administrative Agent').


           A. Reference is made to the Credit Agreement dated as of June 5, 1998 (as amended, the 'Credit Agreement') among the Borrower, Holdings, the Lenders and the Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

           B. The Borrower has requested that the Lenders amend the definition of 'subsidiary' insofar as it relates to investments by the Borrower in Unicom Media Limited and Unicom Yellow Pages Information Co., Ltd. The undersigned Lenders are willing to do so, subject to the terms and conditions of this Amendment.

           Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

           SECTION 1. Amendment to Article I. The definition of 'subsidiary' is hereby amended by inserting the following proviso immediately prior to the period at the end thereof:

           'provided, that neither Unicom Media Limited, a corporation organized under the laws of Hong Kong, nor any of its subsidiaries including Unicom Yellow Pages Information Co., Ltd., a corporation organized under the laws of the People's Republic of China, shall be deemed a subsidiary by operation of this clause (b)'

           SECTION 2. Representations, Warranties and Agreements. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Administrative Agent that:

           (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined herein).

           (b) Each of Holdings and the Borrower has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended hereby.

           (c) The execution and delivery of this Amendment and the performance by each of Holdings and the Borrower of the Credit Agreement, as amended hereby, (i) have been duly authorized by all requisite action and (ii) will not (A) violate or result in a default under, as the case may be, (x) any applicable law or regulation, or the charter or by-laws or other organizational documents of Holdings, the Borrower or any of its Subsidiaries or any Material Joint Venture or any order of any Governmental Authority or (y) any indenture, material agreement or other material instrument binding upon Holdings, the Borrower or any of its Subsidiaries or any Material Joint Venture or its or their assets, (B) give rise to a right under any such indenture, material agreement or other material instrument to require any payment to be made by Holdings, the Borrower or any of its Subsidiaries or any Material Joint Venture or (C) result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any of its Subsidiaries or any Material Joint Venture.

           (d) This Amendment has been duly executed and delivered by each of Holdings and the Borrower. Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against each of Holdings and the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.

           (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

           SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date of the satisfaction in full of the following conditions precedent (the 'Amendment Effective Date'):

           (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Required Lenders.

           (b) All legal matters incidental to this Amendment shall be satisfactory to the Administrative Agent and Cravath, Swaine & Moore, counsel for the Administrative Agent.

           (c) The Administrative Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

           SECTION 4. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms 'Agreement', 'herein', 'hereunder', 'hereto', 'hereof' and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

           SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

           SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                          R.H. DONNELLEY INC.,

                                          by
                                             -------------------------
                                             Name:  Philip C. Danford
                                             Title: Senior Vice President & CFO


                                          R.H. DONNELLEY CORPORATION,

                                          by
                                             -------------------------
                                             Name:  Philip C. Danford
                                             Title: Senior Vice President & CFO


                                          THE CHASE MANHATTAN BANK,
                                          individually and
                                          as Administrative Agent,

                                          by
                                             -------------------------
                                             Name:  Bruce E. Langenkamp
                                             Title: Vice President


                                          GOLDMAN SACHS CREDIT PARTNERS L.P.,

                                          by
                                             -------------------------
                                             Name:  Stephen B. King
                                             Title: Authorized Signature


                                          ROYAL BANK OF CANADA,

                                          by
                                             -------------------------
                                             Name:  John D'Angelo
                                             Title: Manager


                                          BANKBOSTON, N.A.,

                                          by
                                             -------------------------
                                             Name:  Julie Jalelian
                                             Title: Director


                                          THE BANK OF NEW YORK,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          PARIBAS,

                                          by
                                             -------------------------
                                             Name:  Salo Aizenberg
                                             Title: Vice President

                                          by
                                             -------------------------
                                             Name:  William B. Schink
                                             Title: Director


                                          CREDIT LYONNAIS NEW YORK BRANCH,

                                          by
                                             --------------------------
                                             Name:
                                             Title:


                                          THE BANK OF NOVA SCOTIA,

                                          by
                                            --------------------------
                                            Name:  Ian A. Hodgart
                                            Title: Authorized Signature


                                          FLEET NATIONAL BANK,

                                          by
                                             -------------------------
                                             Name:  Stephen Curran
                                             Title: Vice President


                                          UNION BANK OF CALIFORNIA, N.A.,

                                          by
                                             -------------------------
                                             Name:  Jenny Dongo
                                             Title: Assistant Vice President


                                          SUNTRUST BANK, ATLANTA,

                                          by
                                             -------------------------
                                             Name:
                                             Title:

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          ERSTE BANK DER OESTERREICHISCHEN
                                          SPARKASSEN AG,

                                          by
                                             -------------------------
                                             Name:
                                             Title:

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          DLJ CAPITAL FUNDING, INC.,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          MERRILL LYNCH SENIOR FLOATING
                                          RATE FUND, INC.,

                                          By
                                             ------------------------
                                             Name:  Joseph P. Matteo
                                             Title: Authorized Signatory


                                          THE TRAVELERS INSURANCE COMPANY,

                                          by
                                             -------------------------
                                             Name:  Craig H. Farnsworth
                                             Title: 2nd Vice President


                                          THE TRAVELERS LIFE AND ANNUITY
                                          COMPANY,

                                          by
                                             -------------------------
                                             Name:  Craig H. Farnsworth
                                             Title: 2nd Vice President


                                          TRANSAMERICA LIFE INSURANCE AND
                                          ANNUITY CORPORATION,

                                          by
                                             -------------------------
                                             Name:  John M. Casparian
                                             Title: Investment Officer


                                          OCTAGON LOAN TRUST,
                                          By:  Octagon Credit Investors as
                                               Manager

                                          by
                                             -------------------------
                                             Name:  Andrew D. Gordon
                                             Title: Managing Director


                                          METROPOLITAN LIFE INSURANCE COMPANY,

                                          by
                                             ----------------------------
                                             Name:  James R. Dingler
                                             Title: Director


                                          NATIONAL WESTMINISTER BANK PLC,
                                          By:  NatWest Capital Markets Limited,
                                               its agent

                                          By:  Greenwich Capital Markets, Inc.,
                                               its agent

                                          by
                                             -------------------------
                                             Name:  Jeremy Hood
                                             Title: Vice President


                                          KZH-ING-2 LLC,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          KZH-IV LLC,

                                          by
                                             -------------------------
                                             Name:  Virginia Conway
                                             Title: Authorized Agency


                                          KZH-SOLEIL-2 LLC,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          KZH-CRESCENT LLC,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          KZH CYPRESSTREE-1 LLC,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          KZH LANGDALE LLC,

                                          by
                                             -------------------------
                                             Name:  Virginia Conway
                                             Title: Authorized Agent


                                          KZH STERLING LLC,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          OASIS COLLATERALIZED HIGH INCOME
                                          PORTFOLIOS-I, LTD.,

                                          by
                                             -------------------------
                                             Name:  Ian David Moore
                                             Title: Director


                                          CAPTIVA II FINANCE LTD.,

                                          by
                                             -------------------------
                                             Name:  John H. Cullinane
                                             Title: Director


                                          CAPTIVA III FINANCE LTD.,
                                          as advised by
                                          Pacific Investment Management Company

                                          by
                                             -------------------------
                                             Name:  John H. Cullinane
                                             Title: Director


                                          DELANO COMPANY,

                                          By: Pacific Investment Management
                                              Company, as its investment advisor

                                          By: PIMCO Management, Inc.,
                                              a general partner

                                          By:
                                              -------------------------
                                              Bradley W. Paulson
                                              Vice President


                                          STATE STREET BANK AND TRUST COMPANY,
                                                    AS TRUSTEE FOR
                                          GENERAL MOTORS EMPLOYEES GLOBAL GROUP
                                          PENSION TRUST,

                                          by
                                             -------------------------
                                             Name:  Michael Connors
                                             Title: Assistant Vice President


                                          STATE STREET BANK AND TRUST COMPANY,
                                                    AS TRUSTEE FOR
                                          GENERAL MOTORS WELFARE BENEFITS TRUST,

                                          by
                                             -------------------------
                                             Name:  Michael Connors
                                             Title: Assistant Vice President


                                          LONG TERM CREDIT BANK OF JAPAN, LTD.,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          MERRILL LYNCH PRIME RATE PORTFOLIO,

                                          by
                                             -------------------------
                                             Joseph Matteo
                                             Authorized Signatory


                                          SENIOR DEBT PORTFOLIO,
                                          By: Boston Management Research
                                              as Investment Advisor

                                          by
                                             -------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President


                                          VAN KAMPEN CLO II, LIMITED,
                                          By: Van Kampen Management Inc.,
                                              as Collateral Manager

                                          by
                                             -------------------------
                                             Name:  Jeffrey W. Maillet
                                             Title: Sr. Vice Pres. & Director


                                          VAN KAMPEN SENIOR INCOME TRUST,

                                          by
                                             -------------------------
                                             Name:  Jeffrey W. Maillet
                                             Title: Sr. Vice Pres. & Director


                                          WAREHOUSE STANFIELD,

                                          by
                                             -------------------------
                                             Name:
                                             Title:


                                          FIRST DOMINION FUNDING I,

                                          by
                                             -------------------------
                                             Name:
                                             Title: